Tax Assets (Tables)	12 Months Ended
Dec. 31, 2023
Tax Assets
Schedule of tax assets
	2023	2022
Corporate income tax (IRPJ) (a)	2,141	5,203
Social contribution (CSLL) (a)	450	513
Federal VAT (PIS/COFINS) (b)	23,147	29,022
Others	2,320	948
Total tax assets	28,058	35,686

Current	28,058	35,579
Non-current	-	107

(a)	Income tax and social contribution - the balance is composed by amounts withheld and advances of corporate income tax and social contribution carried out in the previous years.
(b)	As a result of a taxes restructuring in 2021, there was a change in the tax classification in part of services provided, consequently, the Company has started collecting contributions to PIS and COFINS (Federal VAT) on a noncumulative basis under the rates of 1.65% and 7.6%, respectively. On a non-cumulative basis, the Company became eligible to PIS and COFINS tax credits on SMS cost invoices issued by the operator.